Exhibit 99.1

Morgan Keegan & Company

May  2005

             Allis-Chalmers Energy

Forward-Looking Statements

This Presentation is presented as a brief company overview for the information of investors, analysts and other parties with an interest in Allis-Chalmers Energy Inc. (herein referred to as “the Company”, “Allis-Chalmers” and by its stock exchange ticker, “ALY”). The management of Allis-Chalmers hopes that this Presentation will encourage analysts and investors to investigate more about the Company through its Securities and Exchange Commission (SEC) filings, press releases and other public materials. This Presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. This Presentation contains forward-looking statements, including, in particular, statements about ALY’s plans, strategies and prospects. These statements are based on the Company’s current assumptions, expectations and projections about future events, which are subject to a wide range of business risks. The Company encourages investors to review the information regarding the risks inherent to Allis-Chalmers and the energy industry in which it operates, as described in its Form 10-K for the year ended December 31, 2004, a copy of which is available free of charge over the Internet at the SEC’s website (http://www.sec.gov). This Presentation does not purport to be all-inclusive or to contain all of the information that a reader may desire as to the structure or the affairs of the Company. Although the Company believes that the assumptions reflected in these forward-looking statements are reasonable, the Company can give no assurance that these assumptions will prove to be correct or that financial or market forecasts, savings or other benefits anticipated in the forward-looking statements will be achieved. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected. The information contained in this Presentation is only current as of its date, and the Company undertakes no obligation to update this Presentation.

Corporate Overview – Positioned for Growth

Multi-faceted oilfield services
business formed in 2001

Operating in five primary
sectors

Directional drilling

Casing & tubing installation

Compressed air drilling

Production services

Rental tools

Targeting markets growing
faster than oil service average

Building track record

$7.8

$18.0

$32.7

$47.7

$57.4

$0

$10

$20

$30

$40

$50

$60

$70

2001

2002

2003

2004

LTM

Strong Revenue Growth

($ in millions)

Allis-Chalmers at a Glance

Size: Market Cap ~ $80 million

Total Enterprise Value ~ $107 million

Dedicated management team

Strong experience in oilfield services

Inside Ownership ~ 54.4%

Increasing market share

Proven expertise in integrating acquisitions

Integrated 9 acquisitions to date

Solid balance sheet to support future growth

42% net debt/cap;

Debt refinancing opportunities

Focused and Proven Strategy

ALY provides integrated services to the drilling and production sectors using the highest quality equipment and skilled
operators.

Striving to be customer’s “First Call.”

Focusing on markets that are growing faster than the drilling rig count.

Expanding product and services offerings in existing locations.

Making acquisitions at attractive multiples.

Building a strong foundation through dedicated employees.

Diversified Business Mix:

2005E* EBITDA:

* Based on midpoint of published Company guidance for 2005

2005E* Revenue:

46%

20%

16%

12%

6%

32%

32%

19%

9%

8%

Production

Services

Rental Tools

Air drilling

Casing &

Tubing

Directional

Drilling

Production

Services

Rental

Tools

Air drilling

Casing &

Tubing

Directional

Drilling

Directional Drilling

Reallocation of guidance assets

Enhanced sales and operations team

Expanded directional drillers from 10 to 70

Investing in motor technology

Q1’05 revenue increased 88% to $9.9MM from $5.3MM in ’04

$1.4

$3.5

$4.8

$6.5

$16.0

$24.8

$29.4

$0.0

$10.0

$20.0

$30.0

2002

2003

2004

LTM

Revenue

(in millions)

$0

$2

$4

$6

EBITDA

(in millions)

D & A

$0.3

$0.5

$0.5

Operating

Income

$1.1

$3.1

$4.3

2003

2004

LTM

Casing & Tubing Installation

Expanding market share & allocating increased resources to Mexico

Meeting the domestic challenge with new management team

Increased crew count from 7 to 14 and opened facility in Alice, TX

Extensive inventory of specialized equipment

Q1’05 revenue increased 84% to $3.6MM from $1.9MM in ‘04

$5.0

$4.8

$5.8

$7.8

$10.0

$10.4

$12.0

$0.0

$5.0

$10.0

$15.0

2002

2003

2004

LTM

Revenue

(in millions)

$0

$2

$4

$6

EBITDA

(in millions)

D & A

$1.4

$1.6

$1.7

Operating

Income

$3.6

$3.2

$4.1

2003

2004

LTM

Compressed Air Drilling Services

Providing air package systems

Expanding scope of services through acquisitions

Differentiating ourselves through package pricing on a footage basis

Q1’05 revenue increased 69% to $4.2MM from $2.5MM in ‘04

$1.2

$2.5

$2.9

$3.7

$6.7

$11.6

$13.3

$0.0

$5.0

$10.0

$15.0

2002

2003

2004

LTM

Revenue

(in millions)

$0

$2

$4

EBITDA

(in millions)

D & A

$1.1

$1.3

$1.4

Operating

Income

$0.0

$1.2

$1.4

2003

2004

LTM

Expanding Service Offerings

Production services segment

Downhole Injection Systems LLC - acquired
December 2004

Capcoil Tubing Services – acquired May 2005

Rental tool segment

Safco Oilfield Products, Inc. - Acquired
September 2004

Delta Rental Services, Inc. – Acquired April 2005

Controlled Growth Strategy

Expand management

team

Expand range of

products

Implement integration

strategy

Acquire other oilfield

service companies

Expand geographically

Allis-Chalmers Energy Inc.

Jan-87
Jan-88
Jan-89
Jan-90
Jan-91
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06

Strong Industry Dynamics

…have driven 20-year
highs in Rig Count

85% of ALY’s business is
derived from gas drilling

Positive trends in
Oil & Natural Gas
Prices…

20-Year Oil & Gas Prices

20-Year U.S. Rig Count

$0.00

$1.00

$2.00

$3.00

$4.00

$5.00

$6.00

$7.00

$8.00

$0

$10

$20

$30

$40

$50

$60

$70

$80

U.S. Avg Wellhead Natural Gas Price

WTI Crude Oil

$/Mcf

$/Bbl

0

200

400

600

800

1,000

1,200

1,400

Natural Gas

Oil & Misc

Rigs Working

Allis-Chalmers Energy Inc.

Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05

Jan-91
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05

Strong Industry
Dynamics

and the U.S.
directional and
horizontal markets

Solid demand in
niche markets with
Mexico……

Mexico Rig Count, 1995-2005

Total Rig Count and Composition
1991-2005

50%

45%

40%

35%

30%

25%

20%

15%

10%

5%

0%

1,400

1,200

1,000

800

600

400

200

0

140

120

100

80

60

40

20

0

Total Rig Count

Directional and Horizontal

Relative Composition

Relative Composition

Rotary Rigs Working (Rig Count)

Total Mexico Rig Count, Trailing Ten Years

Achieved Revenue 3-Year CAGR of 63%

$18.0

$32.7

$47.7

$57.4

$0

$10

$20

$30

$40

$50

$60

2002

2003

2004

LTM

Revenue

(in millions)

Produced a 103% CAGR in EBITDA

$1.4

$5.6

$7.8

$9.5

$0.0

$4.0

$8.0

$12.0

2002

2003

2004

LTM

EBITDA

(in millions)

Strong First Quarter Performance
(in thousands, except EPS)

Q1'04

Q1'05

Increase

Revenue

9,661

$

19,334

$

100.1%

Gross Profit

2,133

5,635

164.2%

G & A Expense

884

2,994

238.7%

Operating Income

1,030

2,247

118.2%

Net Income

472

1,567

232.0%

EPS

0.05

$

0.09

$

80.0%

Guidance Issued May 5, 2005

Guidance

Q2'05

Revenue

$20 million to $24 million

EBITDA

$3.5 million to $4.5 million

Diluted EPS

$.09 to $0.12

Full Year 2005

$80 million to $95 million

$14.2 million to $17.5 million

$0.28 to $0.45

Capitalization Table
(in thousands)

39.7%

89.3%

Net Debt/Total Cap

58,238

$

42,445

$

Total Capitalization

35,109

4,541

Stockholders’ Equity

32,026

37,904

Total Net Debt

   ----

4,171

Redeemable Preferred Stock

----

1,500

Redeemable warrants

30,743

32,233

LTD, including current portion

7,344

$

1,299

$

Cash

2004

2003

December 31,

December 31,

Investment Highlights

Experienced management & operations team

Continuing to acquire companies with attractive
economics

Proven ability to successfully integrate & grow
acquired businesses

Growing at above industry rates

Valuation - trading at a discount to peers

Allis-Chalmers Energy Inc.

Sep-04
Oct-04
Nov-04
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05

Valuation Analysis

-30%

-35%

Relative Valuation

6.8x

12.4x

$15.9

$0.37

$107

$4.52

Allis-Chalmers (ALY)

9.6x

19.0x

Average

6.8x

18.7x

$122

$1.26

$835

$23.58

W-H Energy (WHQ)

10.6x

20.3x

$848

$2.61

$8,976

$52.91

Weatherford Int’l (WFT)

6.5x

15.8x

$221

$0.99

$1,432

$15.68

Superior Energy (SPN)

9.7x

21.8x

$669

$2.73

$6,466

$59.57

Smith Int’l (SII)

8.9x

17.2x

$157

$1.37

$1,390

$23.56

Oil States Int’l (OIS)

11.6x

19.9x

$105

$2.68

$1,215

$53.25

Hydril (HYDL)

11.2x

19.0x

$311

$1.27

$3,495

$24.11

Grant Prideco (GRP)

9.9x

17.2x

$80

$1.42

$791

$24.49

Core Labs (CLB)

11.0x

20.0x

$741

$2.49

$8,160

$49.75

BJ Services 6) (BJS)

10.2x

20.2x

$1,571

$2.23

$16,099

$45.11

Baker Hughes (BHI)

EBITDA

P/E

$MM

$/sh

$MM

5/6/05

Company (Ticker)

TEV/

EBITDA

EPS

TEV ***

Price

2005E **

Stock

Relative Stock Price Performance

(Sep 2004* - Present)

*Relative performance history since listing on the American Stock Exchange, September 13, 2004.

**2005E EPS and EBITDA represent mean of Wall Street expectations as compiled by Thomson/First Call.  2005E EPS and EBITDA for ALY
is based on the midpoint of 2005 Company guidance; there is no guarantee, however, that the Company will achieve the result of such estimates.

***Total Enterprise Value is defined as market capitalization (using diluted shares outstanding) plus total debt less total cash as of latest
SEC filing available.

60%

70%

80%

90%

100%

110%

120%

130%

140%

Index Performance

Allis-Chalmers

Energy (ALY)

Oil Service Index (OSX)

AMEX Listing

Comparison Group

Reconciliation of EBITDA to GAAP Net Income (Loss) ($mm)

Historical Results

Company Guidance

Year Ended December 31,

2001

2002

2003

2004

2005E

1)

2005

E

1)

Lo case

Hi Case

Consolidated EBITDA (loss)

($0.3)

$1.4

$5.

6

$7.

8

$14.2

$17.5

Depreciation and amortization

1.1

2.6

2.9

3.

6

6.0

6.0

GAAP Income / (loss) from operations

($1.4)

($1.2)

$2.

6

$4.

2

$8.2

$11.5

Interest expense, net

0.9

2.3

2.5

2.8

2.2

2.2

Income taxes

0.0

0.3

0.4

0.5

0.6

0.7

Gains on asset sales & litigation

0

.0

0

.0

3.4

0

.0

0.

1

0

.

1

Minority Interest, other expense & dividends

0.0

0.

7

1.0

0.

2

0.

6

0.

7

Net income (loss) from continuing operations

(2.3)

(4.3)

2.3

0.8

$4.

9

$8.

0

(Loss) from discontinued operations & (Loss)

from sale of discontinued operations

(2.3)

0.0

0.0

0.0

0

0

Net income (loss) to common

($4.6)

($4.3)

$2.3

$

0.8

$

5

.

0

$

8.

1

Weighted Average Diluted Shares

O/S (mm)

0.8

3.8

5.8

12.0

18.0

18.0

Diluted EPS

($5.75)

($1.14)

$0.39

$0.07

$0.28

$0.45

1) Based on published 2005 Company guidance range

EBITDA Reconciliation to Net Income